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                                                                    EXHIBIT N(2)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use of our report (and to all references to our Firm) dated January 22, 1999, on the financial statements of McFarland Grossman & Company, Inc. in MGi2, Inc.'s Registration Statement on Form N-2.

/s/ WEINSTEIN SPIRA & COMPANY, P.C.

Weinstein Spira & Company, P.C.

Houston, Texas


April 21, 2000